SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 5, 2005

FIRST FINANCIAL BANCORP.

(Exact name of registrant as specified in its charter)

Ohio	0-12379	31-1042001
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 High Street Hamilton, Ohio	45011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 867-5447

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	First Financial Bancorp.

Item 8.01 Other Events.

On December 5, 2005, First Financial Bancorp. issued a press release announcing the preliminary results of its tender offer. A copy of the press release is attached as Exhibit 99.1 hereto, the contents of which are incorporated herein by reference.

Item 9.01 Exhibits.

(c)	Exhibit:

99.1	First Financial Bancorp. Press Release dated December 5, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By:	/s/ J. Franklin Hall
J. Franklin Hall
Senior Vice President and Chief Financial Officer

Date: December 5, 2005

Form 8-K	First Financial Bancorp.

Exhibit Index

Exhibit No.	Description
99.1	First Financial Bancorp. Press Release dated December 5, 2005